UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 11, 2004
                                                           -------------





                             C&D Technologies, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 1-9389                   13-3314599
----------------               --------------------------       -------------
(State or other                (Commission file number)         (IRS empoyer
jurisdiction of                                                 identification
incorporation)                                                  no.)


            1400 Union Meeting Road,
            Blue Bell, Pennsylvania                                   19422
---------------------------------------                              --------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosures

     Reference is made to the press release dated June 11, 2004 which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibit is filed herewith:

         Exhibit No.                        Description

            99.1                Press release issued by C&D Technologies, Inc.
                                (the "Company") dated June 11, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:   June 11, 2004                      By:/s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1                Press release dated June 11, 2004 issued by the Company.